Short-term loans and current portion of long-term debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Short-term loans and current portion of long-term debt
12. Short-term loans and current portion of long-term debt

	December 31, 2024	December 31, 2025
	RMB in thousands
Short-term loans	1,571,179	1,598,530
Current portion of long-term debt	657	3,262,316
Current portion of long-term bank loans and other long-term borrowing (Note14)	—	3,169,000
Current portion of Convertible senior notes (Note14)	657	93,316

Total	1,571,836	4,860,846

As of December 31, 2024 and 2025, the contractual maturities of the borrowings are all within one year.
As of December 31, 2024 and 2025, short-term loans mainly consist of unsecured bank loan arrangements with well-known banks. Interest rates for short-term loans were fixed, ranging from 2.3% to 2.7% and 1.15% to 1.74% per annum for the year ended December 31, 2024 and 2025, respectively.
As of December 31, 2025, the current portion of long-term bank loans and other long-term borrowing mainly represent RMB3,069.0 million bank loan with the interest rate of 2.30% per annum.
We entered into several one-year revolving loan facilities provided by certain financial institutions with an aggregate principal amount of RMB920.0 million (US$131.6 million) as of December 31, 2025. We have not utilized such facilities as of December 31, 2025.